HIGHLAND FLOATING RATE ADVANTAGE FUND
                           HIGHLAND FLOATING RATE FUND

                         SUPPLEMENT DATED MARCH 24, 2005
          TO CLASS A, B AND C SHARES PROSPECTUSES DATED JANUARY 1, 2005
                 (AS PREVIOUSLY SUPPLEMENTED ON MARCH 11, 2005)


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUSES.

On March 3, 2005, the Boards of Trustees of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund (the "Funds") approved the closing of each Fund's Class B shares to purchases by new and existing investors. Each Fund's Class B shares will not accept purchases by new and existing investors after the close of business on May 2, 2005. As a result of this approval, the following changes have been made to each Fund's prospectus:

     On May 2, 2005 the Class B Shares will be closed to purchase by new and existing investors. Existing investors, however, may still reinvest distributions in Class B shares of the Fund.





                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUSES FOR FUTURE REFERENCE.